                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is
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     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

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4)   Date Filed:

NATIONWIDE MUTUAL FUNDS
Q&A Guidelines 10.22.07

NATIONWIDE MUTUAL FUNDS GREETING
================================================================================

Thank you for calling the Nationwide  Mutual Funds Proxy  Information Line. This
is _________. How may I help you today?

Question and Answer Guideline
================================================================================

Q.   Why did I receive this proxy material?

     You  received  the proxy  materials  because  you held  shares  of  certain
     Nationwide  Funds on the record date of September 18, 2007 and are entitled to  participate  in the vote at the Special  Meeting being held on December
     11, 2007.

Q.   Why is the Meeting being held?

     A. The  Special  Meeting  of  Shareholders  is being  held to  approve  the
     Subadvisory Agreement between Nationwide Fund Advisors (NFA) and Nationwide
     Asset Management, LLC, an affiliate of NFA.

---------------------------------------------------------- --------------------------------------
Proposal                                                   Affected Funds
---------------------------------------------------------- --------------------------------------
To approve the Subadvisory Agreement between Nationwide    Nationwide Bond Fund
Fund Advisors (NFA) and Nationwide Asset Management,       Nationwide Government Bond Fund
LLC, an affiliate of NFA, on behalf of each of the Funds.  Nationwide Money Market Fund
                                                           Nationwide NVIT Government Bond Fund
                                                           Nationwide NVIT Money Market Fund
                                                           Nationwide NVIT Money Market Fund II
---------------------------------------------------------- --------------------------------------

Q.   What does the Agreement/Proposal mean? Why do I need to vote?

A.   Nationwide  Fund Advisors  (NFA),  the  investment  adviser for  Nationwide
     Mutual  Funds  and  Nationwide   Variable   Insurance  Trust  has  selected
     Nationwide Asset  Management,  LLC (NWAM), an affiliate of NFA, to serve as subadviser for the Funds.

     After  determining  that the selection of NWAM as subadviser is in the best
     interests  of  the  Funds'  shareholders,   the  Board  is  proposing  that
     shareholders  of  the  Funds  approve  the   Subadvisory   Agreement  among
     (Nationwide Mutual Funds/Nationwide Variable Insurance Trust), NFA and NWAM
     on behalf of each affected Fund.

     The Investment  Company Act of 1940, as amended (the "1940 Act"),  requires
     Shareholder approval.

     (Reference "Why am I being asked to approve the Subadvisory  Agreement?" in
     Proxy statement for additional details.)

Q.   How will the Agreement affect me?

A.   It is  anticipated  that you will not  experience  a change in the level or quality of services your Fund currently receives and day-to-day  management of the  investments  of the Funds will  continue to be provided by the same portfolio managers who currently manage each such Fund.

Q.   Who is eligible to vote?

A.   Shareholders  who held  shares at the close of business  on  September  18,
     2007, are entitled to notice of and to vote at the Meeting. Shareholders of record on the  Record  Date are  entitled  to one vote for each share and a proportionate fractional vote for any fraction of a share.

Q.   How can I cast my vote?

A.   For your convenience, I would be happy to take your vote over the phone now and it will only take a moment. Would you like to vote now?

     IF YES: PROCEED TO VERBAL VOTING SCRIPT

     IF NO: CONTINUE

     You have several voting  options.  You can complete,  sign, date and return the Proxy Card/Voting  Instruction Form you received. If you choose to vote by mail, it is very  important that you mail your proxy as soon as possible before  the  meeting  to ensure  that your  vote  will be  counted.  Please remember that the meeting will be held on December 11, 2007.

     You can also vote by Internet  (http://www.proxyvoting.com/nfsm)  or on our toll-free  automated  telephone  line  (1-866-540-5760),  The  Internet and telephone voting service is available 24 hours a day, 7 days a week.

Q.   What if there aren't enough votes to pass the Proposal?

A.   If sufficient votes are not received to approve the Subadvisory  Agreement, the Meeting may be adjourned to a later date.  Your  participation  is very important,  so please  vote your proxy as soon as  possible.  In fact I can easily take your vote over the phone now for your  convenience  and it only takes a few moments. Would you like to vote now over the phone?

     IF YES: PROCEED TO VERBAL VOTING SCRIPT

     IF NO: EXPLAIN VOTING OPTIONS AS ABOVE.

Q.   Why did I receive more than one proxy card?

A.   If you held shares in multiple  funds on the record date of  September  18,
     2007 and  received  more than one proxy card,  it is important to cast your vote for all of the shares represented on your proxy cards.

Q.   What is the deadline for voting?

A.   Your vote must be  received by December  11,  2007.  If you plan to vote by mail,  please  be sure to  allow  enough  time for  your  proxy  card to be received so that it will be counted.

     You can vote by Internet or our  automated  telephone  line at any time. Be sure to have your proxy card at hand and just follow the easy  instructions on the card.

NATIONWIDE MUTUAL FUNDS
Meeting Solicitation Calling Guide
10.22.07

================================================================================
              CAMPAIGN SUMMARY FOR NATIONWIDE MUTUAL FUNDS, SPECIAL
                    SHAREHOLDER MEETING SOLICITATION PROGRAM
================================================================================

Who we are calling:
We will be contacting the shareholders of Nationwide  Mutual Funds (the "TRUST")
relating to the following series:  Nationwide Bond Fund,  Nationwide  Government
Bond Fund, and Nationwide Money Market Fund.

What we are calling about:
We will be contacting shareholders regarding the Special Meeting of Shareholders scheduled for December 11, 2007 at 9:00 a.m., Eastern Time at:

     1200 River Road
     Suite 1000
     Conshohocken, PA 19428.

Why we are calling:
We will be calling shareholders to encourage them to cast their votes as soon as possible `

When we are calling:
Calls  will  begin on or around  October  24,2007.  During  this  period we will eliminate  "voted"  shareholders  from the calling file on a regular basis.  The timing and frequency of attempts will be determined.

FAST FACTS
================================================================================

The Special  Meeting of  Shareholders  of Nationwide  Mutual Funds (the "TRUST")
will be held at 9:00 a.m. on December 11, 2007, at:

     1200 River Road
     Suite 1000
     Conshohocken, PA 19428.

The purpose of the Special Meeting of Shareholders is:

1.   To  approve an  investment  subadvisory  agreement  among  Nationwide  Fund
     Advisors,  Nationwide Asset Management, LLC and the Trust, on behalf of the
     Nationwide Bond Fund, Nationwide Government Bond Fund, and Nationwide Money
     Market Fund.

Voter Eligibility:
Shareholders of record of each Fund as of the close of business on September 18,
2007  are  entitled  to  notice  of  and  to  vote  at  the  Meeting  and at any adjournment(s) or postponement(s) thereof.

Ways to Vote by Proxy:

1.   Mail - shareholders can mark, sign and date the proxy card and mail it back in the postage-paid envelope enclosed with their materials.

2.   Phone (IVR)- shares can be voted via the automated  phone system by calling the toll-free number on their proxy card and following the instructions.

3.   Phone - Verbal voting with CSR on outbound call.

4.   Phone - Verbal voting with CSR on inbound callback.

5.   Internet - shares  can be voted via the  Internet  by going to the  website listed on the proxy card and following the instructions.

6.   In Person - Any  shareholder  who attends the meeting in person may vote by ballot at the meeting.

================================================================================
                             OUTBOUND CALLING GUIDE
================================================================================

Hello, this is _____________,  a proxy representative from BNY Mellon Shareowner
Services calling with regard to NATIONWIDE MUTUAL FUNDS. May I please speak with
(Name of Shareholder)?

     IF YES: Continue with script @ 1.0 once shareholder gets on phone

     IF SHAREHOLDER ANSWERS PHONE: Continue with script @ 1.1

     IF NO: Continue with script @ 1.15

     IF ANSWERING MACHINE/VM: Continue with Answering Machine Message on Page 5

1.0  Hello (Name of Shareholder).  This is _____________, a proxy representative from BNY Mellon  Shareowner  Services  calling  with  regard to  NATIONWIDE
     MUTUAL FUNDS.

     I'm calling about the materials  that we recently sent to you regarding the upcoming Special Meeting of Shareholders for NATIONWIDE MUTUAL FUNDS, which is being held on December 11, 2007.

     I wanted to make sure you've received the materials  regarding the meeting.
     Have you received the materials yet?

     IF NO: Continue with script @ 1.2

     IF YES: Continue with script @ 1.4

1.1  Hi (Name of  Shareholder).  I'm  calling  regarding  the  upcoming  Special
     Meeting of Shareholders for NATIONWIDE  MUTUAL FUNDS being held on December
     11, 2007 and the materials that we recently sent to you.

     I wanted to make sure you've received the materials  regarding the meeting.
     Have you received the materials yet?

     IF NO: Continue with script @ 1.2

     IF YES: Continue with script @ 1.4

1.15 Is there a better time for me to reach (Name of Shareholder)?

     IF YES:  OK,  great!  I'll make a note of that and give him/her a call back then. Proceed to Closing.

     IF NO: Proceed to Closing.

1.2: (Name of Shareholder), you should receive the materials shortly. May I give you a call back in a few days to make sure you've received it?

     IF YES:  OK,  great!  I look  forward to  speaking  with you in a few days.
     Proceed to Closing.

     IF NO: Continue with script @ 1.3

1.3  OK. When you receive your  materials,  I urge you to cast your vote. If you have any questions about the materials,  please feel free to give us a call at 800-982-7650 between 9 am and 5:30 pm Eastern Time and we'll be happy to assist you. Proceed to Closing.

1.4: Great!  Have you had a chance to review  the  materials  and cast your vote yet?

     IF NO: Continue with script @ 1.5

     IF YES: Continue with script @ 1.7

1.5: (Name of Shareholder),  for your convenience, I can take your vote now over the phone and it will  only take a few  moments.  Would you like me to take your vote over the phone?

     IF YES: Proceed to Verbal Voting Script

     IF NO: Continue with script @ 1.6

1.6: (Name of Shareholder), your vote is very important, so please take the time to cast your vote before the  Special  Shareholder  Meeting  takes place on
     December 11, 2007.

     Please be aware that you can cast your vote via mail,  phone,  or  Internet and your vote must be received  before the  meeting  date in order for your vote to be counted.

     If you'd like to cast your vote over the phone at a later date, please feel free to give us a call at  ______________  between 9 am and 5:30 pm Eastern
     Time, Monday through Friday, and we will be happy to assist you. Proceed to
     Closing.

1.7: Great! I'll make a note of that in our system. Proceed to Closing.

IF  HOUSEHOLDING  RECORD:  (Name  of  Shareholder),  I see  that  (Name  of  2nd
Shareholder)  is also a  shareholder.  Is (Name of 2nd  Shareholder)  available?
(continue until all householding records are accounted for)

     IF YES: Continue with script @ 1.0 once 2nd Shareholder gets on phone.

     IF NO: Continue with script @ 1.15

Closing: Thank you for your time and have a good _________.

================================================================================
                            ANSWERING MACHINE MESSAGE
================================================================================

Hello, This message is for (Name of Shareholder). This is _____________, a proxy representative  from  BNY  Mellon  Shareowner  Services  calling  on  behalf  of
NATIONWIDE  MUTUAL  FUNDS.  We recently sent you proxy  materials  regarding the upcoming  Special Meeting of  Shareholders,  which is being held on December 11,
2007. It is very  important  for you to cast your vote as soon as possible.  For your convenience you can cast your vote telephonically, by mail, Internet, or on the phone with a proxy representative.

If you have any questions feel free to contact us at  800-982-7650  between 9 am and 5:30 pm Eastern Time,  Monday  through  Friday.  Thank you for your time and have a good _______.

================================================================================
                              VERBAL VOTING SCRIPT
================================================================================

(Name of  Shareholder),  please be aware that this telephone line is recorded to ensure the accuracy of your vote. Do you have your proxy card on hand?

IF YES: Continue @ 1.0

IF NO: Continue @ 1.1

1.0  (Name of Shareholder),  could you please confirm your full name, address as it appears on your card?

     Thank you.  And,  could you confirm the share  amount as it appears on your card? Continue @ 1.2

1.1  (Name of Shareholder),  that's all right.  Could you please state your full name, and address.

     Thank you. And, could you please provide me with the approximate  number of shares you hold in each Nationwide Mutual Fund? Continue @ 1.2

1.2  (Name of  Shareholder),  the Board of  Trustees  of the  Trust  unanimously recommends that you vote FOR the Proposal.

     Name of Shareholder),  will you be supporting the Board's recommendation on the Proposal?

IF YES: RECORD VOTE AND CONTINUE TO CLOSING

IF NO: Continue @ 1.3

1.3  (Name of Shareholder), please indicate how you would like to cast your vote for the Proposal. RECORD VOTE AND CONTINUE TO CLOSING

Thank  you,  (Name  of  Shareholder).  Your  vote has  been  recorded.  A letter confirming your vote will be mailed to you. Please review this  confirmation and contact us at  ______________  before the meeting date, if there is any error in the  recording  of your  vote or if you would  like to change  your vote for any reason. Thank you for your time and have a good ______________.